GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

May 31, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a)(b)(c) – 0.0%
Energy - Exploration & Production – 0.0%
Berry Petroleum Co. LLC
$1,200,000	6.750%	11/01/20	$ —
18,124,000	6.375	09/15/22	—

TOTAL CORPORATE OBLIGATIONS (Cost $—)			$ —

Shares	Description		Value

Exchange Traded Fund(d) – 4.8%
18,654,375	Alerian MLP ETF		$ 179,828,175
(Cost $190,855,176)

Shares	Dividend Rate		Value

Investment Companies(e) – 29.6%
Goldman Sachs Financial Square Government Fund - Institutional Shares
1,050,440,301	2.340%		$1,050,440,301
Goldman Sachs MLP Energy Infrastructure Fund - Class R6 Shares
6,976,634	0.000		45,208,586

TOTAL INVESTMENT COMPANIES (Cost $1,096,667,566)			$1,095,648,887

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $1,287,522,742)			$1,275,477,062

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 62.9%
Certificates of Deposit – 25.7%
Alpine Securitization LLC(c)(f)(g)
$11,000,000	2.680%	09/04/19	$ 11,004,063
ASB Finance Ltd.(f)(h) (1M USD LIBOR + 0.310%)
23,000,000	2.740	06/28/19	23,005,556
Banco Del Estado De Chile(g)
25,000,000	2.660	09/23/19	25,016,579
Banco Santander SA(h) (3M USD LIBOR + 0.350%)
15,000,000	2.958	06/13/19	15,001,174
Bank of Montreal(h)
	(1M USD LIBOR + 0.400%)
11,000,000	2.851	12/10/19	11,016,697
	(3M USD LIBOR + 0.210%)
20,000,000	2.789	11/01/19	20,015,383
Bank of Nova Scotia(h)
	(3M USD LIBOR + 0.060%)
23,000,000	2.625	05/07/20	22,999,888
	(FEDL01 + 0.470%)
4,000,000	2.860	12/12/19	4,005,990
Barclays Bank PLC(g)
7,600,000	2.730	05/20/20	7,599,907
11,000,000	3.060	12/05/19	11,024,924
Bayerische Landesbank(g)
9,000,000	2.580	07/05/19	9,000,598

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Bedford Row Funding Corp.(f)(h) (3M USD LIBOR + 0.100%)
$6,250,000	2.697%		07/15/19	$ 6,250,788
BNP Paribas SA(h)
	(1M USD LIBOR + 0.180%)
11,000,000	2.610		05/21/20	10,998,964
	(3M USD LIBOR + 0.140%)
8,550,000	2.733		06/14/19	8,550,770
BNZ International Funding Ltd.(f)(h) (3M USD LIBOR + 0.080%)
20,000,000	2.600		05/18/20	19,999,942
Canadian Imperial Bank of Commerce(h)
	(1M USD LIBOR + 0.350%)
9,700,000	2.817		11/05/19	9,709,297
	(1M USD LIBOR + 0.400%)
15,000,000	2.851		12/10/19	15,023,568
	(3M USD LIBOR + 0.320%)
23,000,000	2.918		07/05/19	23,006,489
Collateralized Commercial Paper Co. LLC(h) (1M USD LIBOR + 0.120%)
20,000,000	2.587		10/04/19	20,002,055
Commonwealth Bank of Australia(f)(h) (3M USD LIBOR + 0.050%)
24,000,000	2.654		04/06/20	24,001,896
Credit Agricole Corporate and Investment Bank(h) (3M USD LIBOR + 0.030%)
12,000,000	2.631		07/18/19	12,000,758
Credit Agricole SA(g)
15,000,000	2.600		12/06/19	15,011,346
9,750,000	3.070		11/19/19	9,776,691
Credit Industriel ET Commercial NY(h) (3M USD LIBOR + 0.040%)
25,000,000	2.641		07/18/19	25,000,660
Credit Suisse AG
20,000,000	2.810	(g)	03/09/20	20,034,638
	(1M USD LIBOR + 0.140%)
20,000,000	2.621	(h)	10/02/19	20,003,610
	(SOFRRATE + 0.380%)
11,250,000	2.780	(h)	03/06/20	11,258,030
DNB Bank ASA(f)(h) (3M USD LIBOR + 0.040%)
30,000,000	2.647		03/09/20	29,999,958
HSBC Bank USA NA(h) (3M USD LIBOR + 0.080%)
14,950,000	2.684		07/12/19	14,951,267
ING (U.S.) Funding LLC(f)(h) (1M USD LIBOR + 0.180%)
13,500,000	2.661		12/02/19	13,505,277
Landesbank Hessen-Thueringen Girozentrale(g)
3,850,000	2.940		01/17/20	3,859,989
Lloyds Bank Corp.(g)
10,000,000	3.000		07/29/19	10,008,448
Lloyds Bank PLC(h) (3M USD LIBOR + 0.110%)
5,000,000	2.743		12/13/19	4,999,990
Macquarie Bank Ltd.(f)(h) (3M USD LIBOR + 0.120%)
15,000,000	2.682		05/07/20	15,002,676
Mitsubishi Trust & Banking Corp.(g)
10,000,000	2.580		07/17/19	10,001,042
MUFG Bank Ltd.(g)
25,000,000	2.930		01/28/20	25,065,293
National Bank of Canada(f)(h) (3M USD LIBOR + 0.070%)
23,500,000	2.646		05/01/20	23,499,889
National Bank of Kuwait SAKP(g)
15,000,000	2.760		10/29/19	15,004,530
Natixis SA
11,000,000	2.750	(g)	12/20/19	11,013,711

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Natixis SA – (continued)
	(3M USD LIBOR + 0.180%)
$17,500,000	2.775	%(h)	06/10/19	$ 17,500,539
	(3M USD LIBOR + 0.230%)
25,000,000	2.814	(h)	01/10/20	25,022,316
Nordea Bank AB(h) (3M USD LIBOR + 0.270%)
11,000,000	2.871		10/18/19	11,010,501
Norinchukin BK(g)
24,000,000	2.500		08/13/19	24,001,616
Skandinaviska Enskilda Banken AB
11,000,000	2.600	(g)	11/07/19	11,005,207
	(1M USD LIBOR + 0.210%)
11,825,000	2.646	(h)	08/22/19	11,829,278
Societe Generale SA(h)
	(3M USD LIBOR + 0.180%)
15,000,000	2.742	(f)	05/11/20	15,002,688
	(3M USD LIBOR + 0.180%)
11,000,000	2.766		04/24/20	11,000,906
	(3M USD LIBOR + 0.200%)
11,000,000	2.723		08/21/19	11,004,683
Standard Chartered Bank
4,000,000	3.190	(g)	10/31/19	4,012,195
	(3M USD LIBOR + 0.150%)
3,900,000	2.746	(h)	10/03/19	3,901,261
	(3M USD LIBOR + 0.310%)
4,000,000	2.889	(h)	10/31/19	4,003,915
Sumitomo Mitsui Banking Corp.(h) (3M USD LIBOR + 0.040%)
25,000,000	2.641		10/18/19	24,999,869
Sumitomo Mitsui Trust Bank Ltd.(h)
	(1M USD LIBOR + 0.100%)
24,500,000	2.540		08/15/19	24,501,448
	(3M USD LIBOR + 0.200%)
2,000,000	2.725		08/16/19	2,000,510
	(3M USD LIBOR + 0.200%)
22,000,000	2.792		07/09/19	22,003,614
Svenska Handelsbanken AB(h)
	(1M USD LIBOR + 0.160%)
31,200,000	2.641		07/02/19	31,201,449
	(3M USD LIBOR + 0.000%)
20,000,000	2.601		07/16/19	19,999,899
Swedbank AB(h) (1M USD LIBOR + 0.290%)
10,000,000	2.720		07/25/19	10,002,540
The Bank of Nova Scotia(f)(h) (1M USD LIBOR + 0.160%)
5,000,000	2.588		05/29/20	4,999,515
UBS AG(f)(h) (3M USD LIBOR + 0.210%)
20,500,000	2.825		06/04/19	20,500,000
Wells Fargo Bank NA(h)
	(1M USD LIBOR + 0.300%)
15,000,000	2.730		07/23/19	15,004,673
	(FEDL01 + 0.290%)
15,000,000	2.660		04/06/20	15,003,727
Westpac Banking Corp.(h)
	(3M USD LIBOR + 0.180%)
10,000,000	2.763	(f)	10/31/19	10,007,235
	(FEDL01 + 0.270%)
13,350,000	2.640		03/13/20	13,354,056

				950,105,971

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(i) – 37.2%
ABN AMRO Funding USA LLC(f)
$13,950,000	0.000%	11/08/19	$ 13,789,227
22,650,000	0.000	11/25/19	22,360,054
Albion Capital LLC
22,000,000	0.000	06/20/19	21,969,970
AT&T, Inc.(f)
10,000,000	0.000	06/05/19	9,996,435
13,750,000	0.000	06/28/19	13,721,414
Atlantic Asset Securitization LLC(f)
11,000,000	0.000	06/03/19	10,997,786
Bank of China Ltd.
11,000,000	0.000	07/16/19	10,964,355
7,500,000	0.000	10/02/19	7,431,955
Banque Et Caisse Epargen
5,250,000	0.000	07/01/19	5,238,924
Barclays Bank PLC(f)
23,000,000	0.000	08/26/19	22,853,371
Barton Capital Corp.(f)
6,400,000	0.000	08/12/19	6,367,374
BAT International Finance PLC(f)
11,684,000	0.000	07/09/19	11,649,926
9,138,000	0.000	07/30/19	9,096,574
Bayerische Landesbank
20,250,000	0.000	07/10/19	20,193,750
Bedford Row Funding Corp.(f)
5,000,000	0.000	10/16/19	4,951,393
6,000,000	0.000	10/18/19	5,940,803
Bell Canada, Inc.(f)
7,500,000	0.000	08/08/19	7,460,713
10,000,000	0.000	08/19/19	9,939,178
BNP Paribas SA
3,400,000	0.000	07/10/19	3,390,922
Caisse Des Depots Et Consignations(f)
25,000,000	0.000	07/23/19	24,910,746
Cancara Asset Securitisation LLC
15,000,000	0.000	06/03/19	14,996,956
CBS Corp.(f)
5,200,000	0.000	06/13/19	5,195,086
3,525,000	0.000	06/25/19	3,518,481
Chariot Funding LLC(f)
11,500,000	0.000	07/08/19	11,470,078
24,000,000	0.000	07/12/19	23,930,896
China Construction Banking Corp.(f)
9,000,000	0.000	06/20/19	8,987,670
9,000,000	0.000	09/20/19	8,925,800
11,000,000	0.000	10/01/19	10,900,367

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(i) – (continued)
Citigroup Global Markets, Inc.(f)
$22,000,000	0.000%	09/13/19	$ 21,839,583
20,100,000	0.000	12/12/19	19,824,764
CNPC Finance HK Ltd.(f)
4,000,000	0.000	06/11/19	3,996,828
Collateralized Commercial Paper FLEX Co. LLC(f)
15,000,000	0.000	10/15/19	14,854,095
4,000,000	0.000	04/23/20	3,901,308
Collateralized Commercial Paper II Co. LLC(f)
3,268,000	0.000	11/25/19	3,226,037
DBS Bank Ltd.(f)
9,000,000	0.000	08/02/19	8,960,625
15,000,000	0.000	08/26/19	14,909,375
Dexia Credit Local SA
15,000,000	0.000	10/10/19	14,862,060
Dominion Resources, Inc.
10,350,000	0.000	06/27/19	10,329,274
Duke Energy Corp.(f)
11,000,000	0.000	06/21/19	10,982,996
10,000,000	0.000	08/16/19	9,941,459
Eastman Chemical Co.(f)
9,700,000	0.000	06/07/19	9,695,134
Ei Dupont(f)
20,500,000	0.000	06/04/19	20,494,235
4,200,000	0.000	06/27/19	4,191,684
Eli Lilly & Co.(f)
25,000,000	0.000	10/31/19	24,736,287
Entergy Corp.(f)
5,300,000	0.000	07/01/19	5,287,294
5,000,000	0.000	07/08/19	4,985,175
Erste Abwicklungsanstalt(f)
22,000,000	0.000	07/05/19	21,947,127
5,000,000	0.000	07/25/19	4,981,117
Essilorluxottica(f)
10,000,000	0.000	06/19/19	9,986,843
13,000,000	0.000	09/03/19	12,913,962
12,750,000	0.000	12/09/19	12,577,756
Fairway Finance Co. LLC(f)
7,500,000	0.000	06/05/19	7,497,460
Federation des Caisses Desjardins du Quebec(f)
17,500,000	0.000	07/18/19	17,442,227
20,000,000	0.000	02/24/20	19,617,422

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(i) – (continued)
First Abu Dhabi Bank P.J.S.C.(f)
$5,000,000	0.000%	08/05/19	$ 4,977,248
21,976,000	0.000	08/07/19	21,872,930
General Electric Co.
12,000,000	0.000	06/03/19	11,997,445
9,650,000	0.000	08/01/19	9,604,762
International Business Machines Corp.(f)
14,400,000	0.000	10/22/19	14,256,115
J.P. Morgan Securities LLC
11,500,000	0.000	08/01/19	11,450,862
Kells Funding LLC
15,000,000	0.000	07/25/19	14,943,694
3,000,000	0.000	08/01/19	2,987,275
La Fayette Asset Securitiization(f)
8,600,000	0.000	06/03/19	8,598,255
15,000,000	0.000	07/17/19	14,951,610
LMA SA LMA Americas(f)
11,000,000	0.000	06/10/19	10,992,554
11,900,000	0.000	08/09/19	11,842,384
LVMH Moet Hennessy Louis Vuitton, Inc.
5,000,000	0.000	07/12/19	4,985,230
17,500,000	0.000	10/08/19	17,337,401
Macquarie Bank Ltd.(f)
5,000,000	0.000	08/16/19	4,972,879
Manhattan Asset Funding Co. LLC(f)
23,050,000	0.000	07/08/19	22,990,025
Marriott Internation, Inc.(f)
4,000,000	0.000	06/26/19	3,992,295
15,300,000	0.000	07/08/19	15,256,540
Matchpoint Finance PLC(f)
11,000,000	0.000	09/19/19	10,913,479
Metlife Short Term Funding(f)
15,000,000	0.000	07/23/19	14,945,785
15,000,000	0.000	08/12/19	14,924,780
Mitsubishi UFJ Trust & Banking Corp.(f)
8,000,000	0.000	07/02/19	7,982,357
Mizuho Bank Ltd.(f)
11,800,000	0.000	06/13/19	11,789,552
17,000,000	0.000	07/30/19	16,930,017
Mondelez International, Inc.(f)
20,000,000	0.000	06/03/19	19,995,792
1,900,000	0.000	06/24/19	1,896,631

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(i) – (continued)
National Securities Clearing Corp.
$10,500,000	0.000%	12/13/19	$ 10,355,426
Old Line Funding LLC(f)
23,000,000	0.000	06/17/19	22,973,379
Reckitt Benckiser Treasury Services PLC(f)
10,000,000	0.000	06/25/19	9,982,896
Regency Markets No.1 LLC(f)
25,000,000	0.000	06/06/19	24,989,837
Ridgefield Funding Co. LLC(f)
5,000,000	0.000	06/03/19	4,998,965
15,000,000	0.000	06/10/19	14,989,608
Sempra Energy Holdings(f)
12,650,000	0.000	09/03/19	12,557,799
Sheffield Receivables Co. LLC(f)
12,000,000	0.000	12/11/19	11,832,319
Siemens Captal Co. LLC(f)
5,000,000	0.000	06/28/19	4,990,554
Skandinaviska Enskilda Banken AB(f)
20,000,000	0.000	11/13/19	19,770,828
Societe Generale SA(f)
17,000,000	0.000	03/11/20	16,652,640
Spire, Inc.(f)
13,150,000	0.000	07/02/19	13,118,639
Suncor Energy, Inc.(f)
5,000,000	0.000	06/03/19	4,998,935
3,000,000	0.000	07/22/19	2,988,261
The Boeing Co.(f)
21,000,000	0.000	08/14/19	20,888,000
The Coca-Cola Co.(f)
2,050,000	0.000	08/13/19	2,039,571
11,350,000	0.000	10/16/19	11,247,850
30,450,000	0.000	12/11/19	30,045,842
The Toronto-Dominion Bank(f)
7,250,000	0.000	10/18/19	7,180,444
The Walt Disney Co.(f)
22,950,000	0.000	03/27/20	22,453,587
TransCanada Pipelines Ltd.(f)
8,000,000	0.000	06/03/19	7,998,297
6,000,000	0.000	06/04/19	5,998,293
2,750,000	0.000	07/24/19	2,738,813
UDR, Inc.(f)
10,800,000	0.000	07/01/19	10,775,067
Unilever Capital Corp.(f)
11,850,000	0.000	09/03/19	11,772,667
Ventas Realty LP(f)
18,250,000	0.000	06/24/19	18,217,637
Verizon Communications, Inc.(f)
13,300,000	0.000	06/10/19	13,290,398
Versailles Commercial Paper LLC(f)
15,000,000	0.000	09/05/19	14,898,190

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(i) – (continued)
Victory Receivables Corp.(f)
$20,000,000	0.000%	06/18/19	$ 19,975,580
VW Credit, Inc.(f)
4,800,000	0.000	07/08/19	4,786,366
20,650,000	0.000	12/06/19	20,332,893
Walgreens Boots Alliance, Inc.
9,300,000	0.000	07/16/19	9,267,903
3,531,000	0.000	08/12/19	3,511,431
6,500,000	0.000	08/26/19	6,456,849
3,000,000	0.000	09/09/19	2,976,635
Whirlpool Corp.(f)
4,250,000	0.000	06/13/19	4,245,996

			1,378,818,623

TOTAL SHORT-TERM INVESTMENTS (Cost $2,328,118,945)			$2,328,924,594

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT (Cost $3,615,641,687)			$3,604,401,656

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(e) – 4.9%
Goldman Sachs Financial Square Government Fund - Institutional Shares
181,653,700	2.340%	$ 181,653,700
(Cost $181,653,700)

TOTAL INVESTMENTS – 102.2% (Cost $3,797,295,387)		$3,786,055,356

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%		(81,894,452)

NET ASSETS – 100.0%		$3,704,160,904

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is currently in default and/or non-income producing.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	All or a portion of security is on loan.

(e)	Represents an affiliated fund.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Rate shown is that which is in effect on May 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2019 (Unaudited)

(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on May 31, 2019.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
ETF	— Exchange Traded Fund
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At May 31, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	EUR	105,340,000	USD	119,170,785	06/19/19	$(1,295,961)
	GBP	177,335,000	USD	234,395,338	06/19/19	(9,973,648)
	USD	236,908,867	JPY	26,250,000,000	06/19/19	(5,708,171)
	ZAR	1,619,000,000	USD	112,535,276	06/19/19	(1,656,613)

TOTAL						$(18,634,393)

FUTURES CONTRACTS — At May 31, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
FTSE/JSE Top 40 Index	3,451	06/20/19	$117,698,261	$(1,747,258)
Gasoline RBOB	1,656	09/30/19	108,473,299	(8,161,768)
IBEX 35 Index	1,110	06/21/19	111,300,709	(910,777)
S&P 500 E-Mini Index	2,723	06/21/19	374,766,490	(2,011,586)
STOXX 600 Banks Index	3,088	06/21/19	22,682,165	(703,095)
2 Year U.S. Treasury Notes	2,373	09/30/19	509,416,362	2,063,978
5 Year U.S. Treasury Notes	1,087	09/30/19	127,578,133	790,153
10 Year U.S. Treasury Notes	2,900	09/19/19	367,575,000	3,579,012

Total				$(7,101,341)

Short position contracts:
MSCI Emerging Markets Index	(1,324)	06/21/19	(66,213,240)	1,795,404
NY Harbor ULSD	(1,387)	09/30/19	(108,422,345)	8,819,905

Total				$10,615,309

TOTAL FUTURES CONTRACTS				$3,513,968

SWAP CONTRACTS — At May 31, 2019, the Portfolio had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Portfolio(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

JPGSVENK Index(c)	0.070%	JPMorgan Securities, Inc.	07/03/19	$467,886	$24,165,077
MSGSSUIT Index(d)	0.270	MS & Co. Int. PLC	07/03/19	70,246	(7,819,359)
SX7T Index	(1.440)	UBS AG (London)	10/02/19	187,575	(9,073,844)

TOTAL					$7,271,874

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made quarterly.
(b)	The Portfolio pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

(c)	The top 50 components are shown below.

A basket (JPGSVENK) of common stocks

Common Stocks	Sector	Shares	Value	Weight

Arconic Inc	Industrial	31,078	$680,611	2.82%
Vulcan Materials Co	Industrial	4,715	588,991	2.44
Kellogg Co	Consumer, Non-cyclical	10,813	568,311	2.35
Martin Marietta Materials Inc	Industrial	2,663	560,509	2.32
Archer-Daniels-Midland Co	Consumer, Non-cyclical	14,571	558,376	2.31
ABIOMED Inc	Consumer, Non-cyclical	2,106	551,659	2.28
General Electric Co	Industrial	57,779	545,434	2.26
Concho Resources Inc	Energy	5,365	525,839	2.18
Align Technology Inc	Consumer, Non-cyclical	1,816	516,393	2.14
Mattel Inc	Consumer, Cyclical	48,469	477,421	1.98
DuPont de Nemours Inc	Basic Materials	15,641	477,365	1.98
Eversource Energy	Utilities	5,727	422,887	1.75
Xcel Energy Inc	Utilities	7,287	417,861	1.73
NextEra Energy Inc	Utilities	2,108	417,779	1.73
CMS Energy Corp	Utilities	7,409	415,739	1.72
Alliant Energy Corp	Utilities	8,708	413,288	1.71
American Electric Power Co Inc	Utilities	4,795	412,977	1.71
Consolidated Edison Inc	Utilities	4,780	412,481	1.71
Entergy Corp	Utilities	4,248	412,380	1.71
DTE Energy Co	Utilities	3,285	412,163	1.71
Centene Corp	Consumer, Non-cyclical	5,867	338,841	1.40
Coca-Cola Co/The	Consumer, Non-cyclical	6,608	324,649	1.34
American International Group Inc	Financial	6,225	317,931	1.32
General Dynamics Corp	Industrial	1,891	304,032	1.26
Advanced Micro Devices Inc	Technology	10,883	298,314	1.23
Air Products & Chemicals Inc	Basic Materials	1,443	293,863	1.22
CarMax Inc	Consumer, Cyclical	3,724	291,523	1.21
Incyte Corp	Consumer, Non-cyclical	3,698	290,749	1.20
Becton Dickinson and Co	Consumer, Non-cyclical	1,238	289,048	1.20
Illumina Inc	Consumer, Non-cyclical	941	288,764	1.19
International Flavors & Fragrances Inc	Basic Materials	2,117	286,703	1.19
Diamondback Energy Inc	Energy	2,878	282,257	1.17
Vertex Pharmaceuticals Inc	Consumer, Non-cyclical	1,691	280,931	1.16
Adobe Inc	Technology	1,030	278,964	1.15
Amazon.com Inc	Communications	153	270,956	1.12
Kraft Heinz Co/The	Consumer, Non-cyclical	9,733	269,108	1.11
PerkinElmer Inc	Industrial	3,100	267,665	1.11
Cigna Corp	Consumer, Non-cyclical	1,801	266,604	1.10
Netflix Inc	Communications	770	264,417	1.09
Bank of New York Mellon Corp/The	Financial	5,903	251,998	1.04
Deere & Co	Industrial	1,773	248,568	1.03
Marathon Petroleum Corp	Energy	4,867	223,839	0.93
NVIDIA Corp	Technology	1,617	219,012	0.91
American Water Works Co Inc	Utilities	1,902	214,942	0.89
Wynn Resorts Ltd	Consumer, Cyclical	1,997	214,296	0.89
Southern Co/The	Utilities	3,878	207,484	0.86
NiSource Inc	Utilities	7,434	207,029	0.86
Fluor Corp	Industrial	7,453	206,597	0.85
Evergy Inc	Utilities	3,547	206,202	0.85
Public Service Enterprise Group Inc	Utilities	3,465	203,614	0.84

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

(d)	The top 50 components are shown below.

A basket (MSGSSUIT) of common stocks

Common Stocks	Sector	Shares	Value	Weight

Biogen Inc	Consumer, Non-cyclical	(1,884)	$(413,194)	5.28%
ConocoPhillips	Energy	(3,517)	(207,344)	2.65
HP Inc	Technology	(10,779)	(201,359)	2.58
Huntington Bancshares Inc/OH	Financial	(15,574)	(197,013)	2.52
Citizens Financial Group Inc	Financial	(5,987)	(195,064)	2.49
Alliance Data Systems Corp	Financial	(1,403)	(192,979)	2.47
E*TRADE Financial Corp	Financial	(4,300)	(192,649)	2.46
Comerica Inc	Financial	(2,774)	(190,924)	2.44
Macy’s Inc	Consumer, Cyclical	(9,257)	(190,408)	2.44
Bank of America Corp	Financial	(7,112)	(189,177)	2.42
Occidental Petroleum Corp	Energy	(3,770)	(187,625)	2.40
Marathon Oil Corp	Energy	(13,981)	(183,844)	2.35
HollyFrontier Corp	Energy	(4,665)	(177,184)	2.27
Foot Locker Inc	Consumer, Cyclical	(3,889)	(153,018)	1.96
Pentair PLC	Industrial	(3,722)	(129,591)	1.66
Masco Corp	Industrial	(3,648)	(127,374)	1.63
Humana Inc	Consumer, Non-cyclical	(437)	(107,084)	1.37
Celgene Corp	Consumer, Non-cyclical	(1,134)	(106,389)	1.36
Chevron Corp	Energy	(923)	(105,045)	1.34
Alphabet Inc, Class C	Communications	(93)	(102,562)	1.31
Alphabet Inc, Class A	Communications	(93)	(102,459)	1.31
Amgen Inc	Consumer, Non-cyclical	(613)	(102,119)	1.31
Cigna Corp	Consumer, Non-cyclical	(687)	(101,718)	1.30
Discovery Inc	Communications	(3,902)	(100,037)	1.28
CVS Health Corp	Consumer, Non-cyclical	(1,901)	(99,561)	1.27
JPMorgan Chase & Co	Financial	(935)	(99,113)	1.27
Walgreens Boots Alliance Inc	Consumer, Cyclical	(2,003)	(98,818)	1.26
Tapestry Inc	Consumer, Cyclical	(3,449)	(98,495)	1.26
Baker Hughes a GE Co	Energy	(4,587)	(98,208)	1.26
Dow Inc	Basic Materials	(2,043)	(95,540)	1.22
Nucor Corp	Basic Materials	(1,935)	(92,866)	1.19
Keysight Technologies Inc	Industrial	(1,231)	(92,500)	1.18
Schlumberger Ltd	Energy	(2,623)	(90,977)	1.16
Eastman Chemical Co	Basic Materials	(1,400)	(90,875)	1.16
National Oilwell Varco Inc	Energy	(4,331)	(90,300)	1.15
Western Digital Corp	Technology	(2,167)	(80,664)	1.03
Capri Holdings Ltd	Consumer, Cyclical	(2,477)	(80,465)	1.03
Total System Services Inc	Consumer, Non-cyclical	(535)	(66,092)	0.85
Mylan NV	Consumer, Non-cyclical	(3,895)	(65,441)	0.84
Caterpillar Inc	Industrial	(533)	(63,890)	0.82
Parker-Hannifin Corp	Industrial	(409)	(62,299)	0.80
Assurant Inc	Financial	(576)	(57,572)	0.74
UnitedHealth Group Inc	Consumer, Non-cyclical	(234)	(56,699)	0.73
Apartment Investment & Management Co	Financial	(1,106)	(55,255)	0.71
Intuit Inc	Technology	(220)	(53,987)	0.69
AutoZone Inc	Consumer, Cyclical	(52)	(53,740)	0.69
O’Reilly Automotive Inc	Consumer, Cyclical	(143)	(53,098)	0.68
MetLife Inc	Financial	(1,146)	(52,949)	0.68
Gilead Sciences Inc	Consumer, Non-cyclical	(837)	(52,091)	0.67
Verizon Communications Inc	Communications	(953)	(51,813)	0.66

PURCHASED OPTIONS CONTRACTS — At May 31, 2019, the Portfolio had the following purchased options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
SX7E Index	UBS AG (London)	$95.766	12/20/2019	685,996	$685,996	$1,708,457	$2,884,772	$(1,176,315)

Puts
XLU Index	Goldman Sachs & Co.	57.223	06/21/2019	1,996,938	1,996,938	884,960	2,660,521	(1,775,561)

TOTAL				2,682,934	$2,682,934	$2,593,416	$5,545,293	$(2,951,876)

Abbreviations:
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
SX7E Index	— Invesco Euro STOXX Optimized Banks Net Return Index EUR
SX7T Index	— Euro STOXX Bank Net Return Index EUR
XLU Index	— Utilities Select Sector SPDR ETF Index

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

May 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of May 31, 2019, the Portfolio’s net assets were $3,704,160,904, of which, $388,762,345, or 10.5%, represented the Subsidiary’s net assets.

Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

May 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, non-cash collateral pledged by the Portfolio, if any, is noted in the Consolidated Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

May 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Portfolio the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

Securities Lending — The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at its last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of May 31, 2019:

TACTICAL TILT OVERLAY

Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Fund	$179,828,175	$—	$—
Investment Companies	1,095,648,887	—	—
Short-term Investments	—	2,328,924,594	—
Securities Lending Reinvestment Vehicle	181,653,700	—	—

Total	$1,457,130,762	$2,328,924,594	$—

Derivative Type

Assets
Futures Contracts(a)	$17,048,452	$—	$—
Total Return Swap Contracts(a)	—	24,165,077	—
Options Purchased	—	2,593,416	—

Total	$17,048,452	$26,758,493	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(18,634,393)	$—
Futures Contracts	(13,534,484)	—	—
Total Return Swap Contracts	—	(16,893,203)	—

Total	$(13,534,484)	$(35,527,596)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

May 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Portfolio invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

May 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Sector Risk — To the extent the Portfolio focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Portfolio may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Portfolio has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.